                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               January 30, 1997
                                                               ----------------


                               BIKERS DREAM, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       California                       0-15501                 33-0140149
-------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)         (Identification No.)


1420 Village Way, Santa Ana, California                                92705
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (714) 835-8464



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

The Registrant hereby amends Item 7 of its Form 8-K Report for January 30, 1997 as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired

              The audited combined financial statements of Ultra Bikers, LLC and Ultra Kustom Cycles for the period from inception (September 19, 1996) to December 31, 1996.

         (b)  Pro Forma Financial Information

              The pro forma financial statements of Bikers Dream, Inc., Ultra Bikers, LLC and Ultra Kustom Cycles for the year ended December 31, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 1997                           BIKERS DREAM, INC.


                                                By: /s/ DONALD J. DUFFY
                                                    --------------------------
                                                    Donald J. Duffy,
                                                    Co-Chief Executive Officer

                             ULTRA BIKERS, LLC AND
                              ULTRA KUSTOM CYCLES
                         COMBINED FINANCIAL STATEMENTS
                              FOR THE PERIOD FROM
                       INCEPTION (SEPTEMBER 19, 1996) TO
                               DECEMBER 31, 1996

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                                                        CONTENTS
                                                         AS OF DECEMBER 31, 1996

--------------------------------------------------------------------------------
                                                                        Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        1

FINANCIAL STATEMENTS

  Combined Balance Sheet                                                  2

  Combined Statement of Operations                                        3

  Combined Statement of Cash Flows                                        4

  Notes to Combined Financial Statements                                5 - 7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Members of
Ultra Bikers, LLC

We have audited the accompanying combined balance sheet of Ultra Bikers, LLC and Ultra Kustom Cycles (a division of Mull Acres Investments, Inc.) as of December 31, 1996, and the related statements of operations and cash flows for the period from inception (September 19, 1996) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Ultra Bikers, LLC and Ultra Kustom Cycles as of December 31, 1996, and the combined results of their operations and their combined cash flows for the period from inception (September 19, 1996) to December 31, 1996, in conformity with generally accepted accounting principles.



/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
--------------------------------------------
    SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
April 8, 1997

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                                          COMBINED BALANCE SHEET
                                                         AS OF DECEMBER 31, 1996

--------------------------------------------------------------------------------
                                     ASSETS

CURRENT ASSETS
   Accounts receivable - related party                                $  106,504
   Amounts due from related parties, net (Note 2)                        554,177
   Inventories                                                         1,468,700
   Prepaid expenses and other current assets                               2,424
                                                                      ----------

         Total current assets                                          2,131,805

FURNITURE AND EQUIPMENT, net of accumulated depreciation of $16,330
  (Note 3)                                                               310,270
                                                                      ----------

            Total assets                                              $2,442,075
                                                                      ==========


                       LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES
   Book overdraft                                                     $  217,480
   Other accrued expenses                                                 70,000
   Amounts due to related parties, net (Note 2)                          104,445
                                                                      ----------

      Total current liabilities                                          391,925
                                                                      ----------

COMMITMENTS AND CONTINGENCIES (Note 4)

MEMBERS' CAPITAL
   Capital contributions (Note 5)                                      1,939,822
   Retained earnings                                                     110,328
                                                                      ----------

         Total members' capital                                        2,050,150
                                                                      ----------

            TOTAL LIABILITIES AND MEMBERS' CAPITAL                    $2,442,075
                                                                      ==========



   The accompanying notes are an integral part of these financial statements.

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                                COMBINED STATEMENT OF OPERATIONS
         FOR THE PERIOD FROM INCEPTION (SEPTEMBER 19, 1996) TO DECEMBER 31, 1996

--------------------------------------------------------------------------------

Net sales                                                            $1,139,831

Cost of goods sold                                                      713,834
                                                                     ----------

Gross profit                                                            425,997

Selling, general, and administrative expenses                           315,669
                                                                     ----------

   Net income                                                        $  110,328
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                                         STATEMENT OF CASH FLOWS
         FOR THE PERIOD FROM INCEPTION (SEPTEMBER 19, 1996) TO DECEMBER 31, 1996

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                      $   110,328
   Adjustments to reconcile net income to net cash
      used in operating activities
         Depreciation of furniture and equipment                        16,330
   (Increase) in
      Accounts receivable                                             (106,504)
      Inventory                                                     (1,380,478)
      Prepaid assets                                                    (2,424)
   Increase in
      Other accrued expenses                                            70,000
                                                                   -----------

            Net cash used in operating activities                   (1,292,748)
                                                                   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Due from related parties, net                                      (554,177)
                                                                   -----------

            Net cash used in investing activities                     (554,177)
                                                                   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Increase in book overdraft                                          217,480
   Due to related parties, net                                         104,445
   Capital contributions                                             1,525,000
                                                                   -----------

            Net cash provided by financing activities                1,846,925
                                                                   -----------

               Net increase in cash                                          -

CASH - BEGINNING OF PERIOD                                                   -
                                                                   -----------

CASH - END OF PERIOD                                               $         -
                                                                   ===========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Mull Acres Investment, Inc. contributed $88,222 of inventory and $326,600 of furniture and equipment.




   The accompanying notes are an integral part of these financial statements.

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1996

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Organization and Line of Business

      In September 1996, Bikers Dream, Inc. ("Bikers") entered into an agreement with Mull Acres Investments, Inc. ("Mull Acres") to become a member of Ultra Bikers, LLC, a newly-formed California limited liability company (the "LLC"). Bikers contributed $1,525,000 for a 49% interest in the LLC, and Mull Acres received a 51% interest for its expertise in the business of manufacturing, distributing, and selling custom motorcycles.

      Bikers' investment in the LLC was loaned to the Ultra Kustom Cycles division ("UKC") of Mull Acres to be used to manufacture motorcycles and related parts and accessories. UKC sells the motorcycles and related parts and accessories to the LLC at cost, and the LLC then sells the motorcycles to Bikers and unrelated parties. The operations of UKC began substantially on September 19, 1996 after receiving the necessary capital from the LLC to fund its production activities.

      On January 30, 1997, Bikers entered into an agreement with Mull Acres to purchase the assets, which included the employee base and manufacturing expertise, of UKC for $3,800,000. After the close of the transaction, the LLC was dissolved and Bikers owned 100% of the assets of UKC.

      Principles of Combination

      The accompanying combined financial statements include the accounts of Ultra Bikers, LLC and the Ultra Kustom Cycles division of Mull Acres Investments, Inc. (collectively the "Company") for the period from inception (September 19, 1996) to December 31, 1996. All intercompany transactions and balances have been eliminated in the combination.

      Inventories

      Inventories are stated at the lower of cost (first-in, first-out basis) or market and consists primarily of motorcycles and motorcycle parts which are categorized as finished goods.

      Furniture and Equipment

      Furniture and equipment are stated at cost less accumulated depreciation. The Company provides for depreciation using the straight-line method over the estimated useful lives of five years or the term of the lease as follows:

            Furniture and fixtures                   5 years
            Equipment                                5 years
            Autos and trucks                         5 years

      Repairs and maintenance are expensed as incurred. When furniture and equipment are retired or disposed of, the related costs and accumulated depreciation are eliminated from the accounts and any gain or loss on such disposition is reflected in operations.

      Revenue Recognition

      Revenue from the sale of motorcycles and related products is recognized at the time of sale to customers.

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1996

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Income Taxes

      The income or loss from the LLC is reported on the tax returns of its members, and the income or loss from UKC is reported on the tax return of Mull Acres. Accordingly, income taxes are not provided for in these combined financial statements.

      Concentration of Risk

      The Company is operating in a growing market due to the current nationwide popularity of custom motorcycles. Its future success is dependent on the continuation of interest in the recreational motorcycle industry.

      The Company also sells a majority of its motorcycles to Bikers. The Company's ability to maintain its current sales volume is dependent on the financial strength of Bikers and the Company's ability to sell motorcycles to other customers.

      Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

      Fair Value of Financial Instruments

      The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts receivable, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities.


NOTE 2 - RELATED PARTIES

      Amounts due to/from related parties are non-interest bearing and are payable/receivable on demand.

      Accounts receivable - related party represents amounts due from Bikers. Also see Note 4.

                                       ULTRA BIKERS, LLC AND ULTRA KUSTOM CYCLES
                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1996

--------------------------------------------------------------------------------

NOTE 3 - FURNITURE AND EQUIPMENT

      Furniture and equipment consist of the following:

            Furniture and fixtures                                  $   53,300
            Equipment                                                  167,200
            Autos and trucks                                           106,100
                                                                    ----------

                                                                       326,600
            Less accumulated depreciation                               16,330
                                                                    ----------

               TOTAL                                                $  310,270
                                                                    ==========

NOTE 4 - COMMITMENTS AND CONTINGENCIES

      Operating Leases

      The Company leases certain facilities for its corporate offices and warehouse space under a sublease agreement with Mull Acres that expires in 1999.

      Future minimum lease payments under these leases with initial or remaining terms of one year or more are as follows:

             Year ending
            December 31,
            ------------
               1997                                                   $ 55,550
               1998                                                     56,788
               1999                                                     13,671
                                                                      --------

                  TOTAL                                               $126,009
                                                                      ========

      Rent expense was $16,088 for the period from inception (September 19, 1996) to December 31, 1996.


NOTE 5 - MEMBERS' CAPITAL

      Bikers contributed $1,525,000 cash and Mull Acres contributed $88,222 of inventory and $326,600 of furniture and equipment totaling $1,939,822.

                              BIKERS DREAM, INC./
                               ULTRA BIKERS, LLC/
                              ULTRA KUSTOM CYCLES
                         PRO FORMA FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996

                                          BIKERS DREAM, INC./ULTRA BIKERS, LLC/
                                                            ULTRA KUSTOM CYCLES
                                                                       CONTENTS
                                                        As of December 31, 1996

-------------------------------------------------------------------------------

                                                                         Page
FINANCIAL STATEMENTS

   Pro Forma Balance Sheet                                               1 - 2

   Pro Forma Statement of Operations                                       3

   Notes to Pro Forma Financial Statements                                 4

                                           BIKERS DREAM, INC./ULTRA BIKERS, LLC/
                                                             ULTRA KUSTOM CYCLES
                                                         PRO FORMA BALANCE SHEET
                                                         As of December 31, 1996

--------------------------------------------------------------------------------

                                     ASSETS

                                                       Ultra
                                                    Bikers, LLC/
                                        Bikers      Ultra Kustom
                                        Dream         Cycles         Adjustments         Total
                                      ----------    ----------     --------------     ----------
CURRENT ASSETS
  Cash and cash equivalents           $  247,891    $ (217,480)    $            -     $   30,411
  Accounts receivable                    142,127       106,504     c     (106,504)       142,127
  Amounts due from related
    parties                                    -       554,177                  -        554,177
  Inventories                          1,442,426     1,468,700                  -      2,911,126
  Prepaid expenses and other
    current assets                        79,114         2,424                  -         81,538
                                      ----------    ----------     --------------     ----------

      Total current assets             1,911,558     1,914,325           (106,504)     3,719,379

FURNITURE AND EQUIPMENT                  758,149       310,270                  -      1,068,419
INVESTMENT IN ULTRA BIKERS,
  LLC, AT EQUITY                       1,508,855             -     a   (1,508,855)             -
DEPOSITS AND OTHER ASSETS                 29,508             -                  -         29,508
EXCESS COST OVER FAIR VALUE
  OF NET ASSETS ACQUIRED                       -             -     b    3,385,178      3,385,178
                                      ----------    ----------     --------------     ----------

           TOTAL ASSETS               $4,208,070    $2,224,595     $    1,769,819     $8,202,484
                                      ==========    ==========     ==============     ==========




  The accompanying notes are an integral part of these financial statements.

                                           BIKERS DREAM, INC./ULTRA BIKERS, LLC/
                                                             ULTRA KUSTOM CYCLES
                                             PRO FORMA BALANCE SHEET (CONTINUED)
                                                         AS OF DECEMBER 31, 1996

--------------------------------------------------------------------------------

             LIABILITIES AND SHAREHOLDERS' EQUITY/MEMBERS' CAPITAL

                                                       Ultra
                                                    Bikers, LLC/
                                       Bikers       Ultra Kustom
                                       Dream           Cycles        Adjustments         Total
                                     ----------     ------------    -------------     -----------
CURRENT LIABILITIES
  Accounts payable                   $   440,932     $        -     $c  (106,504)     $   334,428
  Other accrued expenses               1,018,695         70,000                -        1,088,695
  Amounts due from related
    parties                                    -        104,445                -          104,445
  Current portion of long-term
    debt                                  81,211              -                -           81,211
  Current portion of notes payable        50,516              -                -           50,516
  Note payable to shareholder             48,000              -                -           48,000
                                     -----------     ----------     ------------      -----------

      Total current liabilities        1,639,354        174,445         (106,504)       1,707,295

DEFERRED RENT                             67,537              -                -           67,537
LONG-TERM DEBT, less current
  portion                                371,823              -                -          371,823
NOTES PAYABLE, less current
  portion                                 86,926              -                -           86,926
NOTE PAYABLE TO SHAREHOLDER,
  less current portion                    36,000              -                            36,000
NOTE PAYABLE TO MULL ACRES
  INVESTMENTS, INC.                            -              -     b  3,800,000        3,800,000
                                     -----------     ----------     ------------      -----------

         Total liabilities             2,201,640        174,445        3,693,496        6,069,581
                                     -----------     ----------     ------------      -----------

SHAREHOLDERS' EQUITY/MEMBERS
  CAPITAL
    Preferred stock                    1,102,500              -                -        1,102,500
    Common stock                       7,477,913              -                -        7,477,913

    Capital contributions                      -      1,939,822     a (1,525,000)               -
                                                                    b   (414,822)
    (Accumulated deficit)/
      retained earnings               (6,573,983)       110,328     a     16,145       (6,447,510)
                                     -----------     ----------     ------------      -----------

      Total shareholders' equity/
         members' capital              2,006,430      2,050,150       (1,923,677)       2,132,903
                                     -----------     ----------     ------------      -----------

           TOTAL LIABILITIES AND
             SHAREHOLDERS'
             EQUITY/MEMBERS'
             CAPITAL                 $ 4,208,070     $2,224,595     $  1,769,819      $ 8,202,484
                                     ===========     ==========     ============      ===========




  The accompanying notes are an integral part of these financial statements.

                                           BIKERS DREAM, INC./ULTRA BIKERS, LLC/
                                                             ULTRA KUSTOM CYCLES
                                               PRO FORMA STATEMENT OF OPERATIONS
                                            For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                               ULTRA
                                                           BIKERS, LLC/
                                           BIKERS          ULTRA KUSTOM
                                           DREAM              CYCLES          ADJUSTMENTS              TOTAL
                                      ---------------    ---------------     --------------     ---------------
REVENUES
  Product sales                       $     8,903,517    $     1,139,831     $d    (632,714)    $     9,410,634
  Financing contracts                          93,142                  -                  -              93,142
                                      ---------------    ---------------     --------------     ---------------

    Total revenues                          8,996,659          1,139,831           (632,714)          9,503,776

COST OF GOODS SOLD                          7,476,786            713,834     d     (632,714)          7,557,906
                                      ---------------    ---------------     --------------     ---------------

GROSS PROFIT                                1,519,873            425,997                  -           1,945,870
                                      ---------------    ---------------     --------------     ---------------

EXPENSES
  Selling, general, and
    administrative expenses                 4,963,229            299,339                  -           5,262,568
  Depreciation and amortization               197,476             16,330     e       56,250             270,056
  Interest expense                            169,731                  -                  -             169,731
  Franchise income                            (34,290)                 -                  -             (34,290)
  Loss on closure of store                    166,634                  -                  -             166,634
  Equity in loss of Ultra Bikers,
    LLC                                        16,145                  -     a      (16,145)                  -
  Other (income) expense                       70,316                  -                  -              70,316
                                      ---------------    ---------------     --------------     ---------------

      Total expenses                        5,549,241            315,669             40,105           5,905,015
                                      ---------------    ---------------     --------------     ---------------

(LOSS) INCOME BEFORE PROVISION
  FOR INCOME TAXES                        (4,029,368)            110,328            (40,105)         (3,959,145)

PROVISION FOR INCOME TAXES                       800                   -                  -                 800
                                      ---------------    ---------------     --------------     ---------------

NET (LOSS) INCOME                     $   (4,030,168)    $       110,328     $      (40,105)    $    (3,959,945)
                                      ==============     ===============     ==============     ===============

NET (LOSS) INCOME PER SHARE           $        (0.59)                                           $         (0.58)
                                      ==============                                            ===============

WEIGHTED AVERAGE SHARES
  OUTSTANDING                              6,824,091                                                  6,824,091
                                      ==============                                            ===============





   The accompanying notes are an integral part of these financial statements.

                                           BIKERS DREAM, INC./ULTRA BIKERS, LLC/
                                                             ULTRA KUSTOM CYCLES
                                         NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                                               December 31, 1996

--------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION

         The accompanying pro forma balance sheet presents the accounts of Bikers Dream, Inc. ("Bikers"), Ultra Bikers, LLC (the "LLC"), and Ultra Kustom Cycles ("UKC") as if the acquisition of the assets of UKC by Bikers and the dissolution of the LLC occurred on December 31, 1996, and the pro forma statement of operations presents the accounts of Bikers, the LLC, and UKC as if the acquisition took place on September 19, 1996 (the date substantial production of custom motorcycles began).

         The following adjustments would be required if the acquisition occurred as indicated above:

         a) To eliminate Bikers' investment of $1,525,000 in the LLC and corresponding loss in the LLC.

         b) To record the note payable of $3,800,000 in consideration of the assets acquired.

         c)      To eliminate intercompany payables and receivables.

         d) To eliminate intercompany sales and related cost of goods sold.

         e) To record amortization of excess of cost over fair value of net assets acquired.